Exhibit 99.2

PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT DECEMBER 31, 2019 (In apartment units) (1)

	Same Store	Non-Same Store	Lease-up	Total Completed Communities	Development Units Delivered	Total
Atlanta, GA	10,664	770	—	11,434	—	11,434
Dallas, TX	9,404	362	—	9,766	—	9,766
Austin, TX	6,475	642	—	7,117	—	7,117
Charlotte, NC	6,149	—	—	6,149	—	6,149
Raleigh/Durham, NC	4,397	803	150	5,350	—	5,350
Orlando, FL	5,274	—	—	5,274	—	5,274
Tampa, FL	5,220	—	—	5,220	—	5,220
Houston, TX	4,867	—	—	4,867	—	4,867
Nashville, TN	4,055	320	—	4,375	—	4,375
Fort Worth, TX	4,249	—	—	4,249	35	4,284
Washington, DC	4,080	—	—	4,080	—	4,080
Jacksonville, FL	3,496	—	—	3,496	—	3,496
Charleston, SC	2,726	302	140	3,168	—	3,168
Phoenix, AZ	2,623	—	—	2,623	—	2,623
Greenville, SC	2,084	—	271	2,355	—	2,355
Savannah, GA	2,219	—	—	2,219	—	2,219
Richmond, VA	2,004	—	—	2,004	—	2,004
Memphis, TN	1,811	—	—	1,811	—	1,811
San Antonio, TX	1,504	—	—	1,504	—	1,504
Birmingham, AL	1,462	—	—	1,462	—	1,462
Huntsville, AL	1,228	—	—	1,228	—	1,228
Other	8,561	1,336	79	9,976	—	9,976
Total Multifamily Units	94,552	4,535	640	99,727	35	99,762

(1) Schedule excludes a 269-unit joint venture property in Washington, D.C.

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS (1)

Dollars in thousands, except Average Effective Rent per Unit

	As of December 31, 2019			Average Effective	As of December 31, 2019
	Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy	Rent per Unit for the Three Months Ended December 31, 2019	Completed Units	Total Units, Including Development
Atlanta, GA	$1,978,670	14.6%	94.9%	$1,462	11,434
Dallas, TX	1,384,501	10.2%	95.5%	1,292	9,766
Washington, DC	953,381	7.0%	95.7%	1,800	4,080
Charlotte, NC	953,187	7.0%	96.2%	1,238	6,149
Tampa, FL	872,087	6.4%	95.9%	1,476	5,220
Austin, TX	834,286	6.1%	95.3%	1,260	7,117
Orlando, FL	821,910	6.0%	95.6%	1,462	5,274
Raleigh/Durham, NC	667,455	4.9%	96.4%	1,145	5,200
Houston, TX	599,645	4.4%	95.3%	1,214	4,867
Nashville, TN	529,731	3.9%	95.8%	1,293	4,375
Fort Worth, TX	391,789	2.9%	94.8%	1,169	4,249
Phoenix, AZ	373,983	2.8%	97.0%	1,257	2,623
Charleston, SC	369,192	2.7%	95.4%	1,208	3,028
Jacksonville, FL	291,093	2.1%	96.9%	1,136	3,496
Richmond, VA	263,122	1.9%	96.2%	1,207	2,004
Savannah, GA	239,565	1.8%	96.2%	1,095	2,219
Denver, CO	188,263	1.4%	95.6%	1,637	733
Kansas City, MO-KS	183,726	1.4%	95.6%	1,267	1,110
San Antonio, TX	161,767	1.2%	95.1%	1,118	1,504
Birmingham, AL	156,589	1.2%	96.2%	1,060	1,462
Greenville, SC	154,086	1.1%	94.9%	927	2,084
All Other Markets by State (individual markets <1% gross real assets)
Tennessee	180,102	1.3%	95.2%	973	2,754
Florida	174,988	1.3%	95.9%	1,351	1,806
Alabama	157,738	1.2%	96.8%	1,000	1,648
Virginia	152,045	1.1%	96.1%	1,320	1,039
Kentucky	93,482	0.7%	96.0%	896	1,308
Mississippi	73,526	0.5%	96.4%	899	1,241
Nevada	70,080	0.5%	95.3%	1,105	721
South Carolina	36,410	0.3%	95.0%	888	576
Stabilized Communities	$13,306,399	97.9%	95.7%	$1,276	99,087
Greenville, SC	$72,063	0.5%	82.7%	$1,742	271	271
Dallas, TX	40,930	0.3%	—	—	—	348
Denver, CO	38,741	0.3%	45.6%	1,699	79	385
Phoenix, AZ	30,116	0.2%	—	—	—	345
Charleston, SC	28,646	0.2%	92.9%	1,513	140	140
Orlando, FL	26,974	0.2%	—	—	—	633
Raleigh/Durham, NC	23,724	0.2%	96.7%	1,117	150	150
Fort Worth, TX	18,533	0.1%	—	—	35	168
Houston, TX	10,468	0.1%	—	—	—	308
Lease-up / Development Communities	$290,195	2.1%	83.6%	$1,540	675	2,748
Total Multifamily Communities	$13,596,594	100.0%	95.6%	$1,278	99,762	101,835

(1) Schedule excludes one joint venture property in Washington, D.C.

Supplemental Data S-2

COMPONENTS OF NET OPERATING INCOME

Dollars in thousands

	As of December 31, 2019		Three Months Ended
	Apartment Units	Gross Real Assets	December 31, 2019	December 31, 2018	Percent Change
Operating Revenue
Same Store Communities	94,552	$12,424,609	$385,116	$369,963	4.1%
Non-Same Store Communities	4,535	881,790	23,961	22,270
Lease-up/Development Communities	640	290,195	1,754	143
Total Multifamily Portfolio	99,727	$13,596,594	$410,831	$392,376
Commercial Property/Land	—	230,675	5,986	5,772
Total Operating Revenue	99,727	$13,827,269	$416,817	$398,148

Property Operating Expenses
Same Store Communities			$137,377	$133,997	2.5%
Non-Same Store Communities			9,583	10,140
Lease-up/Development Communities			326	100
Total Multifamily Portfolio			$147,286	$144,237
Commercial Property/Land			2,501	2,477
Total Property Operating Expenses			$149,787	$146,714

Net Operating Income
Same Store Communities			$247,739	$235,966	5.0%
Non-Same Store Communities			14,378	12,130
Lease-up/Development Communities			1,428	43
Total Multifamily Portfolio			$263,545	$248,139
Commercial Property/Land			3,485	3,295
Total Net Operating Income			$267,030	$251,434	6.2%

COMPONENTS OF SAME STORE PORTFOLIO PROPERTY OPERATING EXPENSES

Dollars in thousands

	Three Months Ended			Year Ended
	December 31, 2019	December 31, 2018	Percent Change	December 31, 2019	December 31, 2018	Percent Change
Personnel	$32,853	$32,147	2.2%	$135,470	$131,790	2.8%
Building Repair and Maintenance	13,984	14,051	(0.5)%	61,556	60,214	2.2%
Utilities	26,483	26,763	(1.0)%	107,788	108,020	(0.2)%
Marketing	4,252	4,019	5.8%	17,805	17,075	4.3%
Office Operations	5,420	5,647	(4.0)%	21,138	21,958	(3.7)%
Property Taxes	51,263	48,592	5.5%	206,053	196,070	5.1%
Insurance	3,122	2,778	12.4%	11,990	11,093	8.1%
Total Property Operating Expenses	$137,377	$133,997	2.5%	$561,800	$546,220	2.9%

Supplemental Data S-3

NOI CONTRIBUTION PERCENTAGE BY MARKET

Same Store Portfolio

			Average Physical Occupancy
		Percent of	Three Months Ended		Year Ended
	Apartment Units	Same Store NOI	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Atlanta, GA	10,664	12.3%	95.2%	95.9%	95.6%	95.9%
Dallas, TX	9,404	9.1%	95.4%	95.4%	95.3%	95.3%
Charlotte, NC	6,149	7.0%	96.2%	96.4%	96.2%	96.2%
Tampa, FL	5,220	6.7%	96.0%	96.6%	96.0%	96.3%
Washington, DC	4,080	6.6%	96.3%	97.0%	96.7%	96.7%
Orlando, FL	5,274	6.4%	95.3%	95.9%	95.5%	96.0%
Austin, TX	6,475	6.1%	95.7%	95.9%	95.9%	95.8%
Raleigh/Durham, NC	4,397	4.6%	96.2%	96.5%	96.5%	96.3%
Nashville, TN	4,055	4.5%	95.6%	95.5%	95.9%	95.6%
Houston, TX	4,867	4.4%	94.9%	96.3%	95.3%	96.2%
Fort Worth, TX	4,249	4.1%	95.4%	95.7%	95.5%	95.8%
Jacksonville, FL	3,496	3.4%	95.9%	96.5%	96.2%	96.6%
Phoenix, AZ	2,623	3.2%	96.9%	97.3%	96.7%	96.6%
Charleston, SC	2,726	2.7%	94.9%	95.5%	95.4%	95.8%
Richmond, VA	2,004	2.2%	96.3%	96.5%	96.6%	96.7%
Savannah, GA	2,219	2.0%	95.1%	96.4%	95.4%	96.6%
Greenville, SC	2,084	1.7%	95.5%	96.3%	95.7%	96.1%
Memphis, TN	1,811	1.4%	95.3%	95.0%	95.7%	95.7%
Birmingham, AL	1,462	1.4%	96.5%	96.3%	96.6%	96.2%
San Antonio, TX	1,504	1.3%	95.7%	96.4%	96.3%	96.0%
Huntsville, AL	1,228	1.1%	97.9%	97.0%	97.6%	97.3%
Other	8,561	7.8%	95.6%	96.5%	96.2%	96.4%
Total Same Store	94,552	100.0%	95.7%	96.1%	95.9%	96.1%

Supplemental Data S-4

MULTIFAMILY SAME STORE PORTFOLIO QUARTER OVER QUARTER COMPARISONS

Dollars in thousands, except unit and per unit data

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q4 2019	Q4 2018	% Chg	Q4 2019	Q4 2018	% Chg	Q4 2019	Q4 2018	% Chg	Q4 2019	Q4 2018	% Chg
Atlanta, GA	10,664	$48,536	$47,026	3.2%	$17,407	$16,213	7.4%	$31,129	$30,813	1.0%	$1,436	$1,380	4.1%
Dallas, TX	9,404	38,763	37,547	3.2%	16,146	16,495	(2.1)%	22,617	21,052	7.4%	1,301	1,267	2.7%
Charlotte, NC	6,149	24,609	23,458	4.9%	7,359	6,937	6.1%	17,250	16,521	4.4%	1,238	1,187	4.3%
Tampa, FL	5,220	24,707	23,632	4.5%	8,190	7,916	3.5%	16,517	15,716	5.1%	1,476	1,416	4.3%
Washington, DC	4,080	23,213	22,655	2.5%	6,901	6,708	2.9%	16,312	15,947	2.3%	1,800	1,744	3.2%
Orlando, FL	5,274	24,610	23,872	3.1%	8,731	8,426	3.6%	15,879	15,446	2.8%	1,462	1,416	3.3%
Austin, TX	6,475	25,886	24,526	5.5%	10,814	10,694	1.1%	15,072	13,832	9.0%	1,219	1,160	5.1%
Raleigh/Durham, NC	4,397	16,507	15,513	6.4%	5,202	5,053	2.9%	11,305	10,460	8.1%	1,121	1,061	5.7%
Nashville, TN	4,055	16,595	15,690	5.8%	5,416	5,344	1.3%	11,179	10,346	8.1%	1,267	1,198	5.7%
Houston, TX	4,867	18,647	18,227	2.3%	7,865	7,803	0.8%	10,782	10,424	3.4%	1,214	1,168	3.9%
Fort Worth, TX	4,249	16,617	15,952	4.2%	6,340	6,088	4.1%	10,277	9,864	4.2%	1,169	1,132	3.3%
Jacksonville, FL	3,496	12,494	12,250	2.0%	4,159	3,612	15.1%	8,335	8,638	(3.5)%	1,136	1,102	3.2%
Phoenix, AZ	2,623	10,700	9,785	9.4%	2,878	2,864	0.5%	7,822	6,921	13.0%	1,257	1,151	9.2%
Charleston, SC	2,726	10,427	10,140	2.8%	3,854	3,692	4.4%	6,573	6,448	1.9%	1,181	1,136	3.9%
Richmond, VA	2,004	7,884	7,528	4.7%	2,435	2,364	3.0%	5,449	5,164	5.5%	1,207	1,146	5.3%
Savannah, GA	2,219	7,884	7,759	1.6%	2,833	2,987	(5.2)%	5,051	4,772	5.8%	1,095	1,064	2.9%
Greenville, SC	2,084	6,487	6,143	5.6%	2,317	2,461	(5.9)%	4,170	3,682	13.3%	927	880	5.4%
Memphis, TN	1,811	5,868	5,620	4.4%	2,391	2,374	0.7%	3,477	3,246	7.1%	1,013	968	4.7%
Birmingham, AL	1,462	5,257	4,841	8.6%	1,840	1,992	(7.6)%	3,417	2,849	19.9%	1,060	986	7.5%
San Antonio, TX	1,504	5,422	5,215	4.0%	2,291	2,217	3.3%	3,131	2,998	4.4%	1,118	1,071	4.3%
Huntsville, AL	1,228	3,943	3,640	8.3%	1,302	1,281	1.6%	2,641	2,359	12.0%	949	873	8.7%
Other	8,561	30,060	28,944	3.9%	10,706	10,476	2.2%	19,354	18,468	4.8%	1,093	1,036	5.5%
Total Same Store	94,552	$385,116	$369,963	4.1%	$137,377	$133,997	2.5%	$247,739	$235,966	5.0%	$1,265	$1,212	4.3%

Supplemental Data S-5

MULTIFAMILY SAME STORE PORTFOLIO SEQUENTIAL QUARTER COMPARISONS

Dollars in thousands, except unit and per unit data

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q4 2019	Q3 2019	% Chg	Q4 2019	Q3 2019	% Chg	Q4 2019	Q3 2019	% Chg	Q4 2019	Q3 2019	% Chg
Atlanta, GA	10,664	$48,536	$48,561	(0.1)%	$17,407	$18,596	(6.4)%	$31,129	$29,965	3.9%	$1,436	$1,428	0.6%
Dallas, TX	9,404	38,763	38,542	0.6%	16,146	16,233	(0.5)%	22,617	22,309	1.4%	1,301	1,295	0.4%
Charlotte, NC	6,149	24,609	24,416	0.8%	7,359	7,772	(5.3)%	17,250	16,644	3.6%	1,238	1,233	0.4%
Tampa, FL	5,220	24,707	24,534	0.7%	8,190	8,793	(6.9)%	16,517	15,741	4.9%	1,476	1,466	0.7%
Washington, DC	4,080	23,213	23,442	(1.0)%	6,901	7,202	(4.2)%	16,312	16,240	0.4%	1,800	1,804	(0.2)%
Orlando, FL	5,274	24,610	24,477	0.5%	8,731	8,959	(2.5)%	15,879	15,518	2.3%	1,462	1,458	0.3%
Austin, TX	6,475	25,886	25,739	0.6%	10,814	11,346	(4.7)%	15,072	14,393	4.7%	1,219	1,211	0.7%
Raleigh/Durham, NC	4,397	16,507	16,254	1.6%	5,202	5,841	(10.9)%	11,305	10,413	8.6%	1,121	1,113	0.8%
Nashville, TN	4,055	16,595	16,789	(1.2)%	5,416	5,775	(6.2)%	11,179	11,014	1.5%	1,267	1,255	0.9%
Houston, TX	4,867	18,647	18,646	0.0%	7,865	8,346	(5.8)%	10,782	10,300	4.7%	1,214	1,207	0.6%
Fort Worth, TX	4,249	16,617	16,538	0.5%	6,340	7,005	(9.5)%	10,277	9,533	7.8%	1,169	1,165	0.4%
Jacksonville, FL	3,496	12,494	12,620	(1.0)%	4,159	4,854	(14.3)%	8,335	7,766	7.3%	1,136	1,137	(0.1)%
Phoenix, AZ	2,623	10,700	10,504	1.9%	2,878	3,189	(9.8)%	7,822	7,315	6.9%	1,257	1,234	1.8%
Charleston, SC	2,726	10,427	10,486	(0.6)%	3,854	4,055	(5.0)%	6,573	6,431	2.2%	1,181	1,180	0.1%
Richmond, VA	2,004	7,884	7,858	0.3%	2,435	2,508	(2.9)%	5,449	5,350	1.9%	1,207	1,206	0.1%
Savannah, GA	2,219	7,884	7,894	(0.1)%	2,833	3,038	(6.7)%	5,051	4,856	4.0%	1,095	1,094	0.1%
Greenville, SC	2,084	6,487	6,331	2.5%	2,317	2,658	(12.8)%	4,170	3,673	13.5%	927	923	0.5%
Memphis, TN	1,811	5,868	5,876	(0.1)%	2,391	2,485	(3.8)%	3,477	3,391	2.5%	1,013	1,007	0.6%
Birmingham, AL	1,462	5,257	5,178	1.5%	1,840	2,275	(19.1)%	3,417	2,903	17.7%	1,060	1,043	1.7%
San Antonio, TX	1,504	5,422	5,443	(0.4)%	2,291	2,460	(6.9)%	3,131	2,983	5.0%	1,118	1,113	0.5%
Huntsville, AL	1,228	3,943	3,893	1.3%	1,302	1,361	(4.3)%	2,641	2,532	4.3%	949	934	1.5%
Other	8,561	30,060	30,292	(0.8)%	10,706	11,425	(6.3)%	19,354	18,867	2.6%	1,093	1,085	0.7%
Total Same Store	94,552	$385,116	$384,313	0.2%	$137,377	$146,176	(6.0)%	$247,739	$238,137	4.0%	$1,265	$1,258	0.6%

Supplemental Data S-6

MULTIFAMILY SAME STORE PORTFOLIO FULL YEAR COMPARISONS AS OF DECEMBER 31, 2019 AND 2018

Dollars in thousands, except unit and per unit data

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	2019	2018	% Chg	2019	2018	% Chg	2019	2018	% Chg	2019	2018	% Chg
Atlanta, GA	10,664	$192,161	$187,204	2.6%	$70,829	$65,727	7.8%	$121,332	$121,477	(0.1)%	$1,414	$1,369	3.3%
Dallas, TX	9,404	152,944	150,895	1.4%	65,426	66,324	(1.4)%	87,518	84,571	3.5%	1,287	1,268	1.4%
Charlotte, NC	6,149	96,447	93,087	3.6%	30,118	28,033	7.4%	66,329	65,054	2.0%	1,220	1,178	3.6%
Tampa, FL	5,220	96,885	92,836	4.4%	33,820	32,590	3.8%	63,065	60,246	4.7%	1,453	1,393	4.3%
Washington, DC	4,080	92,439	89,460	3.3%	27,899	27,641	0.9%	64,540	61,819	4.4%	1,783	1,731	3.0%
Orlando, FL	5,274	97,150	94,536	2.8%	35,121	34,372	2.2%	62,029	60,164	3.1%	1,445	1,398	3.4%
Austin, TX	6,475	101,385	97,435	4.1%	44,682	43,894	1.8%	56,703	53,541	5.9%	1,195	1,152	3.7%
Raleigh/Durham, NC	4,397	64,100	61,214	4.7%	21,358	20,479	4.3%	42,742	40,735	4.9%	1,096	1,053	4.0%
Nashville, TN	4,055	65,332	62,546	4.5%	21,946	21,245	3.3%	43,386	41,301	5.0%	1,238	1,196	3.5%
Houston, TX	4,867	74,079	71,811	3.2%	31,915	31,895	0.1%	42,164	39,916	5.6%	1,197	1,152	3.9%
Fort Worth, TX	4,249	65,442	63,330	3.3%	26,982	26,172	3.1%	38,460	37,158	3.5%	1,156	1,122	3.0%
Jacksonville, FL	3,496	49,879	48,439	3.0%	17,040	16,065	6.1%	32,839	32,374	1.4%	1,126	1,082	4.0%
Phoenix, AZ	2,623	41,180	38,329	7.4%	11,885	11,654	2.0%	29,295	26,675	9.8%	1,212	1,126	7.6%
Charleston, SC	2,726	41,511	40,600	2.2%	15,310	14,574	5.1%	26,201	26,026	0.7%	1,165	1,132	2.9%
Richmond, VA	2,004	30,985	29,787	4.0%	9,770	9,532	2.5%	21,215	20,255	4.7%	1,187	1,126	5.4%
Savannah, GA	2,219	31,390	30,666	2.4%	11,628	11,414	1.9%	19,762	19,252	2.6%	1,084	1,048	3.4%
Greenville, SC	2,084	25,271	24,249	4.2%	10,080	9,874	2.1%	15,191	14,375	5.7%	910	868	4.8%
Memphis, TN	1,811	23,178	22,164	4.6%	9,630	9,434	2.1%	13,548	12,730	6.4%	994	951	4.5%
Birmingham, AL	1,462	20,209	19,160	5.5%	8,198	7,931	3.4%	12,011	11,229	7.0%	1,028	973	5.6%
San Antonio, TX	1,504	21,513	20,763	3.6%	9,298	9,433	(1.4)%	12,215	11,330	7.8%	1,101	1,065	3.4%
Huntsville, AL	1,228	15,231	14,345	6.2%	5,290	5,243	0.9%	9,941	9,102	9.2%	915	847	8.0%
Other	8,561	119,164	114,604	4.0%	43,575	42,694	2.1%	75,589	71,910	5.1%	1,071	1,023	4.7%
Total Same Store	94,552	$1,517,875	$1,467,460	3.4%	$561,800	$546,220	2.9%	$956,075	$921,240	3.8%	$1,245	$1,201	3.6%

Supplemental Data S-7

MULTIFAMILY DEVELOPMENT PIPELINE

Dollars in thousands		Units as of
		December 31, 2019				Projected			Development Costs
						Initial
					Start	Occupancy	Completion	Stabilization	Total	Thru
	Location	Total	Delivered	Leased	Date	Date	Date	Date(1)	Cost	Q4 2019	After
Copper Ridge II	Fort Worth, TX	168	35	—	1Q19	1Q20	2Q20	1Q21	$30,000	$18,533	$11,467
MAA Frisco Bridges II	Dallas, TX	348	—	—	2Q18	2Q20	3Q20	4Q21	69,000	40,930	28,070
Novel Midtown (2)	Phoenix, AZ	345	—	—	1Q19	4Q20	2Q21	3Q22	82,000	30,116	51,884
Westglenn	Denver, CO	306	—	—	3Q19	2Q21	4Q21	3Q22	84,500	16,926	67,574
336 N Orange	Orlando, FL	369	—	—	3Q19	2Q21	4Q21	4Q22	99,000	11,574	87,426
Long Point	Houston, TX	308	—	—	4Q19	3Q21	1Q22	4Q22	57,000	10,468	46,532
Jefferson Sand Lake (3)	Orlando, FL	264	—	—	4Q19	2Q21	4Q21	4Q22	68,000	15,400	52,600
Total Active		2,108	35	—					$489,500	$143,946	$345,554

(1) Communities are considered stabilized after achieving 90% occupancy for 90 days.

(2)  MAA owns 80% of the joint venture that owns this property.

(3) MAA owns 95% of the joint venture that owns this property.

MULTIFAMILY REDEVELOPMENT PIPELINE

Dollars in thousands, except per unit data
	Year ended December 31, 2019
Units Redeveloped	Redevelopment Spend	Spend per Unit	Increase in Average Effective Rent per Unit	Increase in Average Effective Rent per Unit	Estimated Units Remaining in Pipeline
8,329	$48,945	$5,876	$114	9.8%	12,000 - 14,000

MULTIFAMILY LEASE-UP COMMUNITIES

Dollars in thousands		As of December 31, 2019
		Total	Percent	Construction	Expected	Total
	Location	Units	Occupied	Finished	Stabilization(1)	Cost
Post Parkside at Wade III	Raleigh, NC	150	96.7%	4Q19	1Q20	$23,724
1201 Midtown II	Charleston, SC	140	92.9%	4Q18	1Q20	28,646
Sync 36 II	Denver, CO	79	45.6%	3Q19	2Q20	21,815
The Greene	Greenville, SC	271	82.7%	(2)	3Q20	72,063
Total		640	83.6%			$146,248

(1) Communities are considered stabilized after achieving 90% occupancy for 90 days.

(2)  Property was acquired while in lease-up; construction was complete prior to acquisition by MAA.

2019 ACQUISITION ACTIVITY

Dollars in thousands

Multifamily Acquisition	Market	Apartment Units	Year Built	Closing Date	2019 NOI
The Greene	Greenville, SC	271	2019	November 2019	$382

Multifamily Development Acquisitions	Market	Apartment Units	Projected Completion Date	Closing Date
Novel Midtown (1)	Phoenix, AZ	345	2Q21	February 2019
Jefferson Sand Lake (2)	Orlando, FL	264	4Q21	October 2019

(1) MAA owns 80% of the joint venture that owns this property.

(2)  MAA owns 95% of the joint venture that owns this property.

Land Acquisition	Market	Acreage	Closing Date
North Orange Avenue	Orlando, FL	2	April 2019

Commercial Acquisition	Market	Square Feet	Year Built	Closing Date
220 Riverside Retail	Jacksonville, FL	14,941	2015	August 2019

Supplemental Data S-8

2019 DISPOSITION ACTIVITY

Multifamily Dispositions	Market	Units	Closing Date
Ridge at Chenal Valley	Little Rock, AR	312	October 2019
Calais Forest	Little Rock, AR	260	November 2019
Napa Valley	Little Rock, AR	240	November 2019
Westside Creek	Little Rock, AR	308	November 2019
Palisades at Chenal Valley	Little Rock, AR	248	December 2019

Land Dispositions	Market	Acreage	Closing Date
Peachtree Road - Outparcel	Atlanta, GA	1	February 2019
Colonial Promenade - Outparcel	Huntsville, AL	4	April 2019
Forty Seven Canal Place - Outparcel	Gulf Shores, AL	45	October 2019
Craft Farms - Outparcel	Gulf Shores, AL	33	December 2019

Commercial Disposition	Market	Square Feet	Closing Date
Poplar Avenue Office	Memphis, TN	42,000	March 2019

INVESTMENTS IN UNCONSOLIDATED REAL ESTATE ENTITIES

Dollars in thousands

MAA holds an investment in a real estate joint venture with an institutional investor and accounts for its investment using the equity method of accounting.  A summary of non-financial and financial information for this joint venture is provided below.

Joint Venture Property	Market	# of units	Ownership Interest
Post Massachusetts Avenue	Washington, D.C.	269	35%

	As of December 31, 2019
Joint Venture Property	Gross Investment in Real Estate		Mortgage Notes Payable		Company's Equity Investment
Post Massachusetts Avenue	$79,257	(1)	$51,707	(2)	$43,674

	Three months ended December 31, 2019		Year ended December 31, 2019
Joint Venture Property	Entity NOI	Company's Equity in Income	Entity NOI	Company's Equity in Income
Post Massachusetts Avenue	$2,000	$444	$7,639	$1,654

(1)	Represents GAAP basis net book value plus accumulated depreciation.
(2)	This mortgage note has an outstanding principal value of $52 million, bears interest at a stated fixed rate of 3.93% and matures in December 2025.

Supplemental Data S-9

DEBT AND DEBT COVENANTS AS OF DECEMBER 31, 2019

Dollars in thousands

DEBT SUMMARIES				Average
			Effective	Years
		Percent of	Interest	to Rate
Floating Versus Fixed Rate or Hedged Debt	Balance	Total	Rate	Maturity
Fixed rate or hedged debt	$4,384,598	98.4%	3.9%	7.6
Floating (unhedged) debt	70,000	1.6%	2.1%	0.1
Total	$4,454,598	100.0%	3.8%	7.5

				Average
			Effective	Years
		Percent of	Interest	to Contract
Secured Versus Unsecured Debt	Balance	Total	Rate	Maturity
Unsecured debt	$3,828,201	85.9%	3.7%	6.1
Secured debt	626,397	14.1%	4.5%	17.3
Total	$4,454,598	100.0%	3.8%	7.7

	Total	Percent of	Q4 2019	Percent of
Unencumbered Versus Encumbered Assets	Cost	Total	NOI	Total
Unencumbered gross assets	$12,686,577	89.4%	$240,838	90.2%
Encumbered gross assets	1,499,126	10.6%	26,192	9.8%
Total	$14,185,703	100.0%	$267,030	100.0%

FIXED OR HEDGED INTEREST RATE MATURITIES

	Fixed	Interest	Total Fixed	Effective
Maturity	Rate Debt	Rate Swaps	or Hedged	Rate
2020	$137,805	$299,557	$437,362	2.9%
2021	193,535	—	193,535	5.2%
2022	365,694	—	365,694	3.6%
2023	359,715	—	359,715	4.2%
2024	416,388	—	416,388	4.0%
Thereafter	2,611,904	—	2,611,904	3.9%
Total	$4,085,041	$299,557	$4,384,598	3.9%

Supplemental Data S-10

DEBT AND DEBT COVENANTS AS OF DECEMBER 31, 2019 (CONTINUED)

Dollars in thousands

DEBT MATURITIES OF OUTSTANDING BALANCES

	Revolving Credit Facility & Commercial Paper ⁽¹⁾ ⁽²⁾	Public Bonds	Other Unsecured	Secured	Total
2020	$70,000	$—	$—	$137,805	$207,805
2021	—	—	72,673	120,862	193,535
2022	—	248,899	416,352	—	665,251
2023	—	347,490	12,225	—	359,715
2024	—	396,438	19,950	—	416,388
Thereafter	—	2,244,174	—	367,730	2,611,904
Total	$70,000	$3,237,001	$521,200	$626,397	$4,454,598

(1) The $70.0 million maturing in 2020 reflects the principal outstanding on MAALP’s unsecured commercial paper program as of December 31, 2019.  Under the terms of the program, MAALP may issue up to a maximum aggregate amount outstanding at any time of $500.0 million.  For the three months ended December 31, 2019, our average daily borrowings outstanding under the commercial paper program were $140.0 million.

(2) There were no borrowings outstanding under MAALP’s $1.0 billion unsecured revolving credit facility as of December 31, 2019. The unsecured revolving credit facility has a maturity date of May 2023 with two six-month extensions.

DEBT COVENANT ANALYSIS (1)

Bond Covenants	Required	Actual	Compliance
Total debt to adjusted total assets	60% or less	31.4%	Yes
Total secured debt to adjusted total assets	40% or less	4.4%	Yes
Consolidated income available for debt service to total annual debt service charge	1.5x or greater for trailing 4 quarters	5.10x	Yes
Total unencumbered assets to total unsecured debt	Greater than 150%	331%	Yes

Bank Covenants	Required	Actual	Compliance
Total debt to total capitalized asset value	60% or less	27.1%	Yes
Total secured debt to total capitalized asset value	40% or Less	3.9%	Yes
Total adjusted EBITDA to fixed charges	1.5x or greater for trailing 4 quarters	4.9x	Yes
Total unsecured debt to total unsecured capitalized asset value	60% or less	25.6%	Yes

(1) The calculations of the Bond Covenants and Bank Covenants above are specifically defined in MAALP's debt agreements.

Supplemental Data S-11

2020 GUIDANCE

MAA provides guidance on expected Core FFO per Share and Core AFFO per Share, which are non-GAAP measures, along with guidance for expected Net income per diluted common share.  A reconciliation of expected Net income per diluted common share to expected Core FFO per Share and Core AFFO per Share is provided below.

Earnings:	Full Year 2020
Earnings per common share - diluted	$3.02 to $3.26
Midpoint	$3.14
Core FFO per Share - diluted	$6.38 to $6.62
Midpoint	$6.50
Core AFFO per Share - diluted	$5.71 to $5.95
Midpoint	$5.83

MAA Same Store Communities:
Number of units	95,112
Lease over lease pricing growth for new leases and renewals	2.90% to 3.90%
Average physical occupancy	95.60% to 96.00%
Property revenue growth (1)	3.25% to 4.25%
Property operating expense growth (1)	3.75% to 4.75%
NOI growth (1)	3.00% to 4.00%
Real estate tax expense growth	4.00% to 5.00%

Corporate Expenses:
General and administrative expenses	$45.0 to $47.0 million
Property management expenses	$57.0 to $59.0 million
Total overhead	$102.0 to $106.0 million

Transaction/Investment Volume:
Multifamily acquisition volume	$175.0 to $225.0 million
Multifamily disposition volume	$125.0 to $150.0 million
Development investment	$225.0 to $275.0 million

Debt:
Average effective interest rate	3.9% to 4.1%
Capitalized interest	$6.0 to $7.0 million

Diluted FFO Shares Outstanding:
Diluted common shares and units	118.5 million to 119.0 million

(1)

Guidance includes impact of Double Play bulk internet program, which is expected to contribute 0.50% to 0.60% of property revenue growth, 0.60% to 0.70% of property operating expense growth and 0.45% to 0.55% of NOI growth to the results for the year ending December 31, 2020.

RECONCILIATION OF NET INCOME PER DILUTED COMMON SHARE TO CORE FFO AND CORE AFFO PER SHARE FOR 2019 RESULTS AND 2020 GUIDANCE

	Year ended		2020 Full Year Guidance Range
	December 31, 2019		Low	High
Earnings per common share - diluted	$3.07		$3.02	$3.26
Real estate depreciation and amortization	4.17		4.23	4.23
Gains on sale of depreciable assets	(0.69)		(0.89)	(0.89)
FFO per Share - diluted	6.55		6.36	6.60
Non-Core items	(0.29)	(1)	0.02	0.02
Core FFO per Share - diluted	6.26		6.38	6.62
Recurring capital expenditures	(0.62)		(0.67)	(0.67)
Core AFFO per Share - diluted	$5.64		$5.71	$5.95

(1)

Non-Core items may include adjustments related to the fair value adjustment of the embedded derivative in the MAA Series I preferred shares, adjustments for gains or losses from an unconsolidated limited partnership, merger and integration expenses, mark-to-market debt adjustments, loss or gain on debt extinguishment, net casualty gain or loss, and loss or gain on sale of non-depreciable assets.  Results for the year ended December 31, 2019 included $0.15 per Share of non-cash income related to the fair value adjustment of the embedded derivative in the MAA Series I preferred shares, $0.10 per Share of gains related to the sale of non-depreciable real estate assets and $0.04 per Share of income related to other net adjustments.

Supplemental Data S-12

CREDIT RATINGS

	Commercial	Long-Term
	Paper Rating	Debt Rating	Outlook
Fitch Ratings (1)	F2	BBB+	Stable
Moody's Investors Service (2)	P-2	Baa1	Stable
Standard & Poor's Ratings Services (1)	A-2	BBB+	Stable

(1) Corporate credit rating assigned to MAA and MAALP

(2) Corporate credit rating assigned to MAALP

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q1 2020	Q2 2020	Q3 2020	Q4 2020
Earnings release & conference call	Late April	Late July	Late October	Late January

Dividend Information - Common Shares:	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019
Declaration date	12/4/2018	3/21/2019	5/21/2019	9/26/2019	12/10/2019
Record date	1/15/2019	4/15/2019	7/15/2019	10/15/2019	1/15/2020
Payment date	1/31/2019	4/30/2019	7/31/2019	10/31/2019	1/31/2020
Distributions per share	$0.9600	$0.9600	$0.9600	$0.9600	$1.0000

INVESTOR RELATIONS DATA

MAA does not send quarterly reports, earnings releases and supplemental data to shareholders, but provides them upon request.

For recent press releases, SEC filings and other information, call 866-576-9689 (toll free) or email investor.relations@maac.com.  This information, as well as access to MAA's quarterly conference call, is also available on the "For Investors" page of MAA's website at www.maac.com.

For Questions Contact:
Name	Title
Tim Argo	Senior Vice President, Director of Finance
Jennifer Patrick	Director of Investor Relations
Phone: 866-576-9689 (toll free)
Email: investor.relations@maac.com

Supplemental Data S-13